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                                AIM FUNDS GROUP

                               AIM BALANCED FUND
                        AIM EUROPEAN SMALL COMPANY FUND
                           AIM GLOBAL UTILITIES FUND
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                            AIM NEW TECHNOLOGY FUND
                             AIM SELECT EQUITY FUND
                           AIM SMALL CAP EQUITY FUND
                                 AIM VALUE FUND
                               AIM VALUE II FUND
                          AIM WORLDWIDE SPECTRUM FUND


                      Supplement dated September 18, 2001
          to the Statement of Additional Information dated May 1, 2001 as supplemented May 4, 2001, July 6, 2001, August 1, 2001 and September 4, 2001


The following information replaces in its entirety the section appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - Investment Techniques - INTERFUND LOANS":

          "INTERFUND LOANS

          Each Fund may lend up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC (for example, as of September 17, 2001, the SEC has temporarily permitted all mutual funds to lend up to 25% of their net assets). If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of the Funds to lend their securities to other AIM Funds is subject to certain other terms and conditions."